UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

Eureka Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42152	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

14 Prudential Tower

Singapore 049712

(Address of principal executive offices)

(+1) 949 899 1827

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-fifth of one Class A ordinary share	EURKU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	EURK	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-fifth of one Class A ordinary share	EURKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Amendment and Supplement to the Definitive Proxy Statement

On June 25, 2025, Eureka Acquisition Corp. (the “Company”) issued a press release announcing the revised contribution to the trust account and terms and conditions in connection with its Charter Amendment Proposal (as defined below).

On June 3, 2025, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for an extraordinary general meeting in lieu of an annual general meeting of shareholders to be held on June 30, 2025, at 9:00 a.m., Eastern Time (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, it is proposed, among the others, that the Company amend its current charter to provide that the Company has until July 3, 2025 to complete a business combination, and may elect to extend the period to consummate a business combination up to 12 times, each by an additional one-month extension (the “Monthly Extension”), for a total of up to 12 months to July 3, 2026 (such proposal, the “Charter Amendment Proposal”).

In connection with the Charter Amendment Proposal, the Company revised the terms and conditions (the “Revised Terms”), among the others, including:

●	If the Charter Amendment Proposal is approved, for each Monthly Extension, the amount of $150,000 shall be deposited into the trust account of the Company (the “Revised Monthly Extension Fee”) (as compared to the originally proposed amount as the lesser of (i) $60,000 for all remaining public shares and (ii) $0.03 for each remaining public share);

●	The Company will file the Current Report on Form 8-K to disclose the deposit of each Revised Monthly Extension Fee timely;

●	In the event that the Revised Monthly Extension Fee is not being deposited into the trust account by the 3rd day of each month since July 3, 2025, the Company has a period of thirty (30) days (the “Cure Period”) to pay any applicable past due payment for the Revised Monthly Extension Fee. If the Company fails to make any applicable past due payment during the Cure Period, then the Company shall immediately cease all operations, except for the purpose of winding up, and liquidate and dissolve with the same effect as if the Company failed to complete a business combination within the prescribed timeline; and

●	The Company will not withdraw any amount out of the interest from the trust account to pay its dissolution expenses.

Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as described in this current report on Form 8-K (the “Current Report”).

There is no change to the location, the record date or any of the other proposals to be acted upon at the Extraordinary General Meeting. The physical location of the Extraordinary General Meeting remains at the offices of Robinson & Cole LLP located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, NY 10004-1561

E-mail: spacredemptions@continentalstock.com

A copy of the press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Company’s shareholders who have questions regarding the Revised Terms, the Extraordinary General Meeting, or would like to request documents may contact the Company’s proxy solicitor, Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement, including any amendments or supplements thereto (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on June 3, 2025, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the Charter Amendment Proposal. The purpose of the supplemental disclosures is to provide information about the revised contribution to the trust account and terms and conditions in connection with the Charter Amendment Proposal .

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Revised Contribution to Trust Account and Terms and Conditions

On June 25, 2025, the Company issued a press release announcing, the revised contribution to the trust account and terms and conditions in connection with the Charter Amendment Proposal, including:

●	If the Charter Amendment Proposal is approved, for each Monthly Extension, the amount of $150,000 shall be deposited into the trust account of the Company (the “Revised Monthly Extension Fee”) (as compared to the originally proposed amount as the lesser of (i) $60,000 for all remaining public shares and (ii) $0.03 for each remaining public share);

●	The Company will file the Current Report on Form 8-K to disclose the deposit of each Revised Monthly Extension Fee timely;

●	In the event that the Revised Monthly Extension Fee is not being deposited into the trust account by the 3rd day of each month since July 3, 2025, the Company has a period of thirty (30) days (the “Cure Period”) to pay any applicable past due payment for the Revised Monthly Extension Fee. If the Company fails to make any applicable past due payment during the Cure Period, then the Company shall immediately cease all operations, except for the purpose of winding up, and liquidate and dissolve with the same effect as if the Company failed to complete a business combination within the prescribed timeline; and

●	The Company will not withdraw any amount out of the interest from the trust account to pay its dissolution expenses.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Extraordinary General Meeting and redemption request deadline. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On June 3, 2025, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or contact proxy solicitor:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release dated June 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eureka Acquisition Corp

	By:	/s/ Fen Zhang
	Name:	Fen Zhang
	Title:	Chief Executive Officer

Date: June 25, 2025

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